Exhibit 10.10

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM SUCH REGISTRATION.  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR BY ANY STATE SECURITIES ADMINISTRATION OR REGULATORY AUTHORITY.
SUBSCRIPTION AGREEMENT
[Under Regulation D of the Securities Act of 1933]

DIGITALPOST INTERACTIVE, INC.

DIGITALPOST INTERACTIVE, INC., a Nevada corporation (hereinafter the "Company") and the undersigned (hereinafter the “Subscriber”) agree as follows:

WHEREAS:

A.   The Company desires to issue an aggregate of 2,540,000 shares of common stock, par value $.001 (“Shares”) at an offering price of $1.5748031 per Share for total proceeds of $4,000,000 (“Offering”); and

B. The Company and Subscriber will effect multiple closings (each a “Closing”) until all of the Shares are sold which is expected to be on May 11, 2007; and

C. The Subscriber desires to acquire the Shares set forth on the signature page hereof.

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set-forth, the parties hereto do hereby agree as follows:

SUBSCRIPTION FOR SHARES

1.1         Subject to the terms and conditions hereinafter set-forth, the Subscriber hereby subscribes for and agrees to purchase from the Company such number of Shares as is set-forth upon the signature page hereof at a price equal to $1.5748031 per Share, and the Company agrees to sell such Shares to the Subscriber for said purchase price subject to the Company's right to sell to the Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable.  Upon execution, this subscription shall be irrevocable by the Subscriber.

1.2         The purchase price for the Shares subscribed to hereunder is payable by the Subscriber prior to or contemporaneously with the execution and delivery of this Subscription Agreement.

1.3         Any acceptance by the Company of the Subscriber is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Subscriber is resident.  Each Subscriber will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Subscriber.  The Company will not grant any registration or other qualification rights to any Subscriber.

1.4         The Subscriber acknowledges and agrees that all share certificates represented in the Shares will be endorsed with the following legend in accordance with the Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT.   SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION D, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT”.

REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

2.1         Subscriber hereby severally represents and warrants to the Company the following:

(A)
Subscriber recognizes that the purchase of Shares subscribed to herein involves a high degree of risk in that the Company has only recently commenced its proposed business and may require substantial funds in addition to the proceeds of this private placement;

(B)	An investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares;

(C)
Subscriber has been delivered a private placement offering memorandum (the "Memorandum") furnished by the Company to the Subscriber and has had full opportunity to review the Memorandum with the Subscriber’s legal and financial advisers prior to execution of this Subscription Agreement;

(D)
Subscriber has such knowledge and experience in finance, securities, investments, including investment in non-listed and non-registered securities, and other business matters so as to be able to protect its interests in connection with this transaction.

(E)	Subscriber is not a "U.S. Person" as defined by Regulation D of the Act and is not acquiring the Shares for the account or benefit of a U.S. Person.

A “U. S. Person" is defined by Regulation D of the Act to be any person who is:

(1)	any natural person resident in the United States;
(2)	any partnership or corporation organized or incorporated under the laws of the United States;
(3)	any estate of which any executor or administrator is a U.S. person;
(4)	any trust of which any trustee is a U.S. person;
(5)	any agency or branch of a foreign entity located in the United States;
(6)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and
(7)	any partnership or corporation if.
1.   organized or incorporated under the laws of any foreign jurisdiction; and

2.   formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors [as defined in Section 230.501 (a) of the Act] who are not natural persons, estates or trusts.

(F)
Subscriber hereby acknowledges that the offering of the Shares has not been reviewed by the United States Securities and Exchange Commission (the "SEC") and that the Shares are being issued by the Company pursuant to an exemption from registration provided by Regulation D pursuant to the United States Securities Act.

(G)	Subscriber is acquiring the Shares as principal for the Subscriber's own benefit without a view toward resale of the securities;

(H)	Subscriber is not aware of any advertisement of the Shares.

(I)
the amount of the Subscriber’s investment does not exceed 10% of Subscriber’s net worth and the Subscriber has sufficient net worth to sustain a complete loss of Subscriber’s investment in the Company;

(J)
Subscriber is acquiring the Shares subscribed to hereunder as an investment for Subscriber's own account, not as a nominee or agent, and not with a view toward the resale or distribution of any part thereof, and Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same;

(K)
Subscriber does not have any contract, undertaking, agreement or arrangement with any person  to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares sold hereby;

(L)	Subscriber has full power and authority to enter into this Agreement which constitutes a valid and legally binding obligation, enforceable in accordance with its terms;

(M)
Subscriber has satisfied himself or herself as to the full observance of the laws of his or her jurisdiction in connection with any invitation to subscribe for the Shares and/or any use of this Agreement, including: (i) the legal requirements within his/her jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares.

REPRESENTATIONS BY THE COMPANY

3.1         The Company represents and warrants to the Subscriber that:

(A)              The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

(B)              Upon issue, the Shares will be duly and validly issued, fully paid and non-assessable common Shares in the capital of the Company.

TERMS OF SUBSCRIPTION

4.1           Pending acceptance of this subscription by the Company, all funds paid hereunder shall be deposited by the Company and immediately available to the Company for its general corporate purposes.  In the event the subscription is not accepted, the subscription funds will constitute a non-interest bearing demand loan of the Subscriber to the Company.

4.2 The Company agrees not to file a registration statement with the SEC on Form S-8 for one (1) year from the date of the final Closing, unless waived by Subscriber.

4.3         In the event the Company files a Form SB-2 registration statement with the SEC, Subscriber shall be granted “Piggyback Registration rights.”  The Company will give Subscriber at least fifteen (15) days' prior written notice of its intention so to do. Upon the written request of the Subscriber, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Shares, the Company will cause such Shares as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company.

4.4         The Company agrees after the final Closing and receipt of the full $4,000,000.00 from Subscriber, that the Company will not need further funding for operations, until at least one (1) year from the date of the final Closing.  Notwithstanding the foregoing, if funding is required for an acquisition or merger at any time, the Company will give the Subscriber the First Right of Refusal in writing to fully fund participate or in such financing on the terms being offered.

4.5           Subscriber hereby authorizes and directs the Company to deliver the securities to be issued to such Subscriber pursuant to this Subscription Agreement to the Subscriber’s address indicated herein.

4.4           Subscriber acknowledges that the Shares are being offered on a "best efforts" basis and are not subject to any minimum subscription requirements.

4.5           Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation D of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act.

4.6           Subscriber agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Act.

MISCELLANEOUS

5.1           Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its office at 3240 El Camino Real, Suite 230, Irvine, CA 92602 and to the Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

5.2           Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Nevada.
5.3           The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

ACCREDITED INVESTOR STATUS

6.1           The Subscriber represents and warrants to the Company that:

The Subscriber is an “Accredited Investor” as defined by Rule 501 of Regulation D of the 1933 Act.
Initials
Initials

The Subscriber acknowledges having reviewed and considered the definition of “Accredited Investor” attached to this Subscription Agreement on page 6. Subscriber also acknowledges that it is not the intent of the Company to sell any Shares to any non-accredited investors and that if Subscriber is not an accredited investor, Subscriber should not be purchasing any Shares.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the ___day of ________ 2007
Number of Shares Subscribed For:
Signature of Subscriber:
Name of Subscriber:
Address of Subscriber:
Subscriber’s Social Security/EIN/Tax ID No.

ACCEPTED BY: DIGITALPOST INTERACTIVE INC.

Signature of Authorized Signatory:                                                                ______________________________________________________

Name of Authorized Signatory:                                                                          ______________________________________________________

Position of Authorized Signatory:                                                                ______________________________________________________

Date of Acceptance:                                                       ______________________________________________________

Accredited Investor Questionnaire

The Subscriber will be an "Accredited Investor" as such term is defined in Rule 501 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act") if the Subscriber is any of the following:

(1) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase, exceeds $1,000,000;

(2) Any natural person who had an individual income in excess of $300,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(3) Any director, executive officer of the Company;

(4) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 503(b)(2)(ii);

(5) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(6)         Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, or similar business trust, or partnership. not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(7)         Any bank as defined in Section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

(8)         Any insurance company as defined in Section 2(13) of the Act;

(9)         Any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

(10)                Any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(11)                Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(12)                      Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors; and

(13)                      Any entity in which all of the equity owners are accredited investors.